                                                                    EXHIBIT 10.8

                            STOCK PURCHASE AGREEMENT

                                    Between

                             BILLING CONCEPTS CORP.

                                      And

                         PRINCETON TELECOM CORPORATION

                         Dated as of September 4, 1998

                            STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this "Agreement") dated as of September 4, 1998,
                                ---------
between Princeton TeleCom Corporation, a Delaware corporation (the "Company"),
                                                                    -------
and Billing Concepts Corp., a Delaware corporation (the "Purchaser").
                                                         ---------

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company, shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock").
                ------------

IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                   ARTICLE I
                       PURCHASE AND SALE OF CAPITAL STOCK

The Closing. (i) Subject to the terms and conditions set forth in this
-----------
Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase 831,290 shares of Common Stock of the Company, representing 22% of the issued and outstanding Common Stock of the Company at the Closing (as defined below), taking into account vested stock options of the Company (the "Shares"), subject to adjustment as set forth in Section 3.2 of this Agreement
 ------
for an aggregate purchase price of $10,000,000. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the
                         -------
Purchaser immediately following the execution hereof, which Closing is anticipated to be September 3, 1998 or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."
                                                                  ------------

(ii) At the Closing, the parties shall deliver or shall cause to be delivered such items as are required to be delivered by them in accordance with the terms of this Agreement, including the following: (A) The Company shall deliver (1) stock certificates representing the Shares, registered in the name of the Purchaser, (2) the legal opinion of Hale & Schenkman, counsel to the Company, substantially in the form of Exhibit A attached hereto, and (3) all other
                             ---------
documents, instruments and writings required to have been delivered at or prior to the Closing Date by the Company pursuant to this Agreement; and (B) the Purchaser shall deliver (1) $10,000,000 in United Sates dollars in immediately available funds by wire transfer to an account designated prior to the Closing Date in writing by the Company for such purpose and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing Date by the Purchaser pursuant to this Agreement.

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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

2.1 Representations, Warranties and Agreements of the Company. The Company
    ---------------------------------------------------------
hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Qualification. The Company is a corporation duly
    ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or result in a material adverse effect on the results of operations, assets, prospects or condition (financial or otherwise) of the Company taken as a whole.

(b) Authorization; Enforcement. The Company has the requisite corporate power
    --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Company is not in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

(c) Capitalization. The number of authorized, issued and outstanding capital
    --------------
stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock
                                     ---------------
are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company. Except as disclosed in Schedule 2.1(c), there
                                                       ---------------
are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. A "Person" means an individual or
                                             ------
corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d) Issuance of the Shares. The Shares are duly authorized and, when issued and
    ----------------------
paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"), other than as set
                                                    -----
forth herein.

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(e) No Conflicts. The execution, delivery and performance of this Agreement by
    ------------
the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, by-laws or other charter documents, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected as could not, individually or in the aggregate, have or result in a material adverse effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, as could not, individually or in the aggregate, have or result in a material adverse effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a material adverse effect.

(f) Consents and Approvals. The Company is not required to obtain any consent,
    ----------------------
waiver, authorization or order of, give any notice to, or make any filing of registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) applicable Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i) and (ii) of this section are, collectively, the "Required Approvals").
                   ------------------

(g) Litigation; Proceedings. Except as specifically disclosed in Schedule
    -----------------------                                      --------
2.1(g), there is no action, suit, notice of violation, proceeding or
------
investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, individually or in the aggregate, have or result in a material adverse effect.

(h) Financial Statements. The financial statements, financial statement
    --------------------
schedules and notes to such financial statements and schedules of the Company ("Company Financial Statements") for the year ended December 31, 1997 and the six (6) months ended June 30, 1998, are complete and correct and were prepared in accordance with the Company's internal accounting practices acceptable to the Company applied on a consistent basis, except as noted in Schedule 2.1(h), and
                                                          ---------------
fairly present the information purported to be shown therein. All such Company Financial Statements have been prepared from the books and records of the Company, which accurately and fairly reflect the transactions and dispositions of the assets of the Company. The Company does not have any liabilities, contingent or otherwise, whether due or to become due, known or unknown, other than as indicated on the June 30, 1998 balance sheet included in the Company Financial Statements and as set forth in this Agreement, which would,

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individually or in the aggregate, have a material adverse effect on the Company.
The Company has adequately funded all accrued employee benefit costs, and such funding is reflected in the balance sheets included in the Company Financial Statements.

(i) No Default or Violation. Except as specifically disclosed in Schedule
    -----------------------                                      --------
2.1(i), the Company (i) is not in default under or in violation of (and no event
------
has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a material adverse effect.

(j) Working Capital at June 30, 1998. As stated on its June 30, 1998 balance
    --------------------------------
sheet, the Company had, and the subsequent audit as described in Section 3.2 of this Agreement will report, a deficit working capital of no more than $8.5 million at June 30, 1998.

(k) Taxes. Except as specifically disclosed in Schedule 2.1(k), all taxes,
    -----                                      ---------------
assessments and other governmental charges that the Company reasonably believes are due and payable, other than those presently payable without penalty or interest, have been timely paid, and the Company has timely filed all Federal, state and other tax returns required by law to be filed by it. All such tax reports or returns are true, complete and correct in all respects with regard to the Company for the periods covered thereby.

(l) Private Offering. Assuming the accuracy of the representations and
    ----------------
warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its
              --------------
behalf has taken any action which could subject the offering, issuance or sale of the Shares to the registration requirements of the Securities Act.

(m) Investment Company. The Company is not, and is not an Affiliate (as defined
    ------------------
in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(n) Certain Fees. No fees or commissions will be payable by the Company to any
    ------------
broker, financial advisor or consultant, finder, placement agent, investment banker or bank with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement other than fees or commissions incurred by the Purchaser. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors and agents, and their respective Affiliates, from and against all claims, losses, damages, costs (including the reasonable costs of preparation and reasonable attorneys' fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred, other than fees or commissions incurred by the Purchaser.

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(o) Solicitation Materials. Neither the Company nor any Person acting on the
    ----------------------
Company's behalf has (i) distributed any offering materials in connection with the offering and sale of the Shares or (ii) solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

(p) Exclusivity. The Company shall not issue and sell the Shares to any Person
    -----------
other than the Purchaser.

(q) Seniority. No class of equity securities of the Company is senior to the
    ---------
Shares in right of payment, whether upon liquidation or dissolution or otherwise.

(r) Patents and Trademarks. The Company has, or has rights to use, all, if any,
    ----------------------
patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual
                                                                 ------------
Property Rights") which are necessary or material for use in connection with its
---------------
business, and which the failure to so have would have a material adverse effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(s) Registration Rights; Rights of Participation. The Company has not granted or
    --------------------------------------------
agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Securities and Exchange Commission (the "Commission") or any other governmental authority which
                          ----------
has not been satisfied, and no Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by this Agreement.

(t) Regulatory Permits. The Company possesses all certificates, authorizations
    ------------------
and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any material permit.

(u) Title. The Company has good and marketable title in fee simple to all, if
    -----
any, real property and personal property owned by it which is material to the business of the Company, in each case free and clear of all Liens, except for liens, claims or encumbrances as do not materially, individually or in the aggregate, interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(v) Disclosure. The Company understands and confirms that the Purchaser shall be
    ----------
relying on the foregoing representations in the sale of the Shares pursuant to this Agreement and in effecting transactions in securities of the Company. All disclosure provided to

                                       5
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the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.2 Representations and Warranties of the Purchaser. The Purchaser hereby
    -----------------------------------------------
represents and warrants to the Company as follows:

(a) Organization and Qualification. The Purchaser is a corporation duly
    ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Purchaser is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or result in a material adverse effect on the results of operations, assets, prospects or condition (financial or otherwise) of the Purchaser taken as a whole.

(b) Authorization; Enforcement. The Purchaser has the requisite corporate power
    --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Purchaser, and no further action is required by the Purchaser. This Agreement has been duly executed by the Purchaser and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms. The Purchaser is not in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

(c) Certain Fees. No fees or commissions will be payable by the Purchaser to any
    ------------
broker, financial advisor or consultant, finder, placement agent, investment banker or bank with respect to the transactions contemplated by this Agreement. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement other than fees or commissions incurred by the Company. The Purchaser shall indemnify and hold harmless the Company, its employees, officers, directors and agents, and their respective Affiliates, from and against all claims, losses, damages, costs (including the reasonable costs of preparation and reasonable attorneys' fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred, other than fees or commissions incurred by the Company.

(d) Investment Intent. The Purchaser is acquiring the Shares for its own account
    -----------------
for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to Purchaser's rights to sell such securities in compliance with applicable state securities laws and under an exemption from such registration under Federal securities laws.

(e) Purchaser Status. At the time the Purchaser was offered the Shares, it was,
    ----------------
and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(f) Experience of the Purchaser. The Purchaser, either alone or together with
    ---------------------------
its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has so evaluated the merits and risks of such investment.

(g) Reliance. The Purchaser understands and acknowledges that (i) the Shares are
    --------
being offered and sold to it as "restricted securities," without registration under the Securities Act or any state securities laws in a private placement that is exempt from the registration provisions of the Securities Act and may not be transferred, offered or sold except pursuant to an effective registration statement under the Securities Act or an available exemption from registration under the Securities Act and in accordance with applicable state securities laws, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Purchaser hereby consents to such reliance.

The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III
                        OTHER AGREEMENTS OF THE PARTIES

3.1 Restrictions. The Purchaser agrees to the imprinting, so long as is required
    ------------
by this Section 3.1, of the following legend on the Shares:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT THE TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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THESE SHARES ARE SUBJECT TO A RIGHT OF FIRST REFUSAL ON THE PART OF THE COMPANY
TO PURCHASE SUCH SHARES, AS MORE PARTICULARLY DESCRIBED IN SECTION 3.4 OF THE STOCK PURCHASE AGREEMENT DATED SEPTEMBER 4, 1998 BETWEEN THE COMPANY AND BILLING CONCEPTS CORP.

3.2 Audit of Working Capital Deficit; Option to Purchase Additional Shares of
    -------------------------------------------------------------------------
Common Stock. The Company agrees to commence, within thirty (30) days of the
------------
Closing Date, an audit performed by a nationally recognized accounting firm, based on generally accepted accounting principles, of its books and records at June 30, 1998. The Company has warranted and represented in Section 2.1(j) of this Agreement that the deficit working capital at June 30, 1998 will be no more than $8.5 million. In the event the audit concludes that the deficit working capital is in excess of $8.5 million, the Company then shall have a period of thirty (30) days to obtain a second opinion from a national accounting firm. In the event the second opinion differs from the audit determination concerning the working capital, then in that event, the Company and the Purchaser agree to employ a mutually acceptable third national accounting firm to arbitrate the matter. In the event the Company does not elect to obtain a second opinion or in the event the arbitration favors the Purchaser, the Purchaser, at its option, shall have the right to purchase additional equity in the amount of the deficit working capital in excess of $8.5 million at the same price per share as the purchase of the 22% of the issued and outstanding capital stock of the Company at the Closing set forth in Article I of this Agreement.

3.3 The Company's Right of First Refusal. In the event the Purchaser elects to
    ------------------------------------
sell some or all of the Shares, including any additional shares of Common Stock purchased under the terms of Section 3.2, the Purchaser agrees to give written notice to the Company describing in reasonable detail the proposed terms and conditions of such sale, the person to whom the sale is to be made, and attached to it shall be a term sheet or similar document relating thereto. The Company shall have fifteen (15) business days after receipt of such notice to close the proposed sale on substantially the terms and conditions disclosed in the Purchaser's written notice. If the Company shall fail to close on the proposed sale within such fifteen (15)-day period, the Purchaser may effect such sale substantially on the terms and to the persons as set forth in the written notice and in accordance with Section 3.1 herein. If the Purchaser should fail to close its transaction within thirty (30) days of the Company's election not to, or failure to, exercise its right of first refusal, then the Company shall again have the right of first refusal set forth above in this paragraph.

3.4 Purchaser's Right of First Refusal. The Company shall not, directly or
    ----------------------------------
indirectly, without the prior written consent of the Purchaser, offer, sell, grant any option to purchase or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its affiliates' equity, equity-equivalent securities or promissory notes in a transaction intended to be exempt or not subject to registration under the Securities Act of 1933, as amended (a "Subsequent Placement"), for a period of five (5) years after the Closing, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, as shown in Exhibit B attached hereto, (ii) shares of
                                    ---------
Common Stock issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible securities of the Company, in each case as shown in Exhibit C attached hereto, and (iii) mergers or acquisitions not
            ---------
designed to raise capital, unless (A) the Company delivers to the Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto, and (B) the Purchaser shall not have notified the Company by 5:00 p.m. (Central Time) on the tenth (10th) business day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation and closing within thirty (30) days of such Subsequent Placement Notice, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within such time period or fail to close within such thirty (30)-day period, the Company may effect the Subsequent Placement substantially upon the terms and to the persons (or affiliates of such persons) set forth in the Subsequent Placement Notice; provided that the Company shall provide the Purchaser with a second Subsequent Placement Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph, if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within ninety
(90) days after the date of the initial Subsequent Placement Notice with the person (or an affiliate of such person) identified in the Subsequent Placement Notice.

3.5 Board of Director Representation. At the Closing, the Company agrees that
    --------------------------------
its Board of Directors shall consist of five (5) members, of which the Purchaser shall have the right to appoint two (2) members, to serve for so long as the Purchaser owns at least 10% of the issued and outstanding shares of the Company. The other three (3) members of the Board of Directors shall be Donald C. Licciardello, President, Chief Executive Officer and Chairman of the Board, and those persons appointed by him, as they may be changed from time to time. At the Closing, the Purchaser, the Company and Donald C. Licciardello shall enter into a Voting Agreement in the form attached as Exhibit 3.5 hereto.

3.6 Furnishing of Information. So long as the Purchaser owns Shares, the Company
    -------------------------
will prepare and furnish to the Purchaser annual and quarterly financial statements, together with a discussion and analysis of such financial statements.

3.7 Integration. The Company shall not, and shall use its best reasonable
    -----------
efforts to ensure that no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser.

3.8 Notice of Breaches. (a) Each of the Company and the Purchaser shall give
    ------------------
prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement discovered by either party subsequent to the Closing Date. However, no disclosure by either party pursuant to this section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement.

(b) Notwithstanding the generality of Section 3.4(a), the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the purchaser of the Shares a copy of any written statement in support of or relating to such claim or notice.

3.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the
    ---------------
Shares hereunder for working capital purposes and not for the satisfaction of any portion of Company debt to stockholders or their affiliates or to redeem any Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

3.10 Transfer of Intellectual Property Rights. Except in connection with the
     ----------------------------------------
sale of all or substantially all of the assets of the Company, and except as set forth in Schedule 3.10, the Company shall not transfer, sell or otherwise
         -------------
dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed) which would have, individually or in the aggregate, a material adverse effect on the Company, without the prior written consent of the Purchaser.

3.11 Reimbursement. The Company shall reimburse the Purchaser for its reasonable
     -------------
legal expenses and other reasonable expenses (including the cost of investigation and preparation) as incurred by the Purchaser in any action, proceeding or investigation brought by third parties, including stockholders of the Company, against the Company or the Purchaser in connection with or as a result of (i) any undertaking, act, omission or transaction of the Company or
(ii) as a result of the consummation of the transactions contemplated by this Agreement, which constitutes a breach of the Company's representations under this Agreement. In addition, other than with respect to any matter in which the Purchaser is a named party, the Company will pay the Purchaser the charges, as reasonably determined by the Purchaser, for the time of any officers or employees of the Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials and other proceedings relating to such claims. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the

Company in connection with or as a result of the consummation of this Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the actions or conduct of the Purchaser or entity in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV
                                 MISCELLANEOUS

4.1 Entire Agreement; Amendments. This Agreement, together with the Exhibits and
    ----------------------------
Schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the Exhibits and Schedules hereto.

4.2 Notices. All notices, requests, consents and other communications hereunder
    -------
shall be in writing and shall be personally delivered or sent by reliable overnight express delivery (such as Federal Express). Any such notice, request, consent or other communication shall be deemed delivered at such time as it is personally delivered on a business day, or on the date of actual, prepaid delivery on a business day by a reliable overnight express delivery service, as the case may be. The address for all notices, requests, consents and other communications hereunder shall be as follows:

If to the Purchaser:       Billing Concepts Corp.
                           7411 John Smith Drive, Suite 200
                           San Antonio, Texas  78229
                           Telephone (210) 949-7007
                           Facsimile (210) 949-7014
                           Attention: Kelly E. Simmons
                                      Senior Vice President
                                      and Chief Financial Officer

With copy to:              W. Audie Long, Esq.
                           Senior Vice President and General Counsel
                           Billing Concepts Corp.
                           7411 John Smith Drive, Suite 200
                           San Antonio, Texas  78229
                           Telephone (210) 949-7022
                           Facsimile (210) 949-7024

If to the Company:         Princeton TeleCom Corporation
                           165 Wall Street
                           Princeton, New Jersey  08540
                           Telephone (609) 683-3501
                           Facsimile (609) 924-1096
                           Attention: Donald C. Licciardello
                                      President and Chief Executive Officer

With copy to:              Russell U. Schenkman, Esq.
                           Hale & Schenkman
                           Thirteen Roszel Road, Suite C-225
                           Princeton, New Jersey  08540
                           Telephone (609) 452-0110
                           Facsimile (609) 799-1555

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

4.3 Amendments; Waivers. No provision of this Agreement may be waived or amended
    -------------------
except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.4 Headings. The headings herein are for convenience only, do not constitute a
    --------
part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.5 Successors and Assigns. This Agreement shall be binding upon and inure to
    ----------------------
the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may not assign this Agreement or any of the rights or obligations hereunder without the prior written consent of the Company, except that the Purchaser may assign its rights hereunder to a wholly owned subsidiary.

4.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of
    ----------------------------
the parties hereto and their respective successors and permitted assigns, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.7 Governing Law. This Agreement shall be governed by and construed and
    -------------
enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Antonio, County of Bexar, State of Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

4.8 Survival. The representations, warranties, agreements and covenants
    --------
contained herein shall survive the Closing and the delivery of the Shares.

4.9 Execution. This Agreement may be executed in two or more counterparts, all
    ---------
of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

4.10 Publicity. The Company and the Purchaser shall consult with each other in
     ---------
issuing any press releases or otherwise making public statements or filings and other communications with the Commission, any regulatory agency, or stock market or trading facility with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission, or any regulatory agency, trading facility or stock market, without the prior written consent of the Purchaser, except to the extent such disclosure is required by law, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

4.11 Severability. In case any one or more of the provisions of this Agreement
     ------------
shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.12 Remedies. In addition to being entitled to exercise all rights provided
     --------
herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance of the obligations of each under this Agreement. Each of the Company and the Purchaser agrees that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive, in any action for specific performance of any such obligation, the defense that a remedy at law would be adequate.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ATTEST:                                     PRINCETON TELECOM CORPORATION

By: /s/ C. Richard Corl                     By: /s/ Donald C. Licciardello
   ---------------------------------            -------------------------------
        C. Richard Corl, Secretary          Name:   Donald C. Licciardello
                                                 ------------------------------
                                            Title:  President
                                                  -----------------------------

                                            BILLING CONCEPTS CORP.

                                            By: /s/ Kelly E. Simmons
                                                -------------------------------
                                            Name:   Kelly E. Simmons
                                                 ------------------------------
                                            Title:  Senior Vice President & CFO
                                                  -----------------------------